Financial Instruments and Fair Value Measurements - Schedule of Roll Forward of Fair Value of the Level 3 Preferred Stock Warrant Liability (Details) - Preferred Stock Warrant Liability [Member] - Fair Value, Inputs, Level 3 [Member] - USD ($)
$ in Thousands
12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Roll Forward Of Fair Value Of The Level3 Preferred Stock Warrant Liability [Line Items]
Fair value, beginning of year	$ 6	$ 14
Change in estimated fair value	(3)	(8)
Fair value, end of year	$ 3	$ 6